Supplement to the
Fidelity® Enhanced High Yield ETF and Fidelity® Preferred Securities & Income ETF
December 30, 2025
STATEMENT OF ADDITIONAL INFORMATION

The following information replaces similar information found in the "Investment Policies and Limitations" section.
Diversification
For each fund:
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

HIE-SSTK-0726-106-1.9893609.106	July 24, 2026

Supplement to the
Fidelity® Enhanced High Yield ETF and Fidelity® Preferred Securities & Income ETF
December 30, 2025
Prospectus

Fidelity® Preferred Securities & Income ETF has changed its classification from a non-diversified to a diversified fund.
HIE-PSTK-0726-105 1.9910129.105	July 24, 2026